EXHIBIT 99.1

PHARMACOPEIA, INC.

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pharmacopeia, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on March 27, 2003 (the “Report”), I, Joseph A. Mollica, Ph.D., Chairman of the Board, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph A. Mollica
Joseph A. Mollica, Ph.D.
Chairman of the Board, President
and Chief Executive Officer

March 25, 2003

A signed original of this Certification required by Section 906 has been provided to Pharmacopeia and will be retained by Pharmacopeia and furnished to the Securities and Exchange Commission or its staff upon request.